UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share Depositary Shares, each representing a 1/40th interest in a share of 5.35% Fixed- Rate Reset Non-Cumulative Preferred Stock, Series B, $0.01 par value	VOYA VOYAPrB	The New York Stock Exchange The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

Upon issuance of 300,000 shares of the 5.35% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B, par value $0.01 per share and liquidation preference $1,000 per share (the “Series B Preferred Stock”), by Voya Financial, Inc. (the “Company”) on June 18, 2019, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Series B Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series B Preferred Stock for the last preceding dividend period. The terms of the Series B Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations for the Series B Preferred Stock, a copy of which is attached as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 17, 2019 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2019, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series B Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is attached as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed with the Commission on June 17, 2019 and incorporated herein by reference.

Item 8.01.	Other Events.

On June 18, 2019, the Company issued and sold 12,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s Series B Preferred Stock.

The Depositary Shares were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-218956), filed with the Commission on June 23, 2017, as amended on June 11, 2019, and a prospectus supplement related to the Depositary Shares dated June 11, 2019 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

On June 18, 2019, in connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (which is attached as Exhibit 4.1 hereto and incorporated by reference herein) among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designations with respect to the Series B Preferred Stock, dated June 17, 2019 (incorporated herein by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed June 17, 2019).

4.1	Deposit Agreement, dated June 18, 2019, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, and the holders from time to time of the Depositary Receipts issued thereunder.

4.2	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP relating to the validity of the Depositary Shares and the Series B Preferred Stock.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYA FINANCIAL, INC.

Date: June 18, 2019	By:	/s/ Trevor Ogle

	Name:	Trevor Ogle
	Title:	Senior Vice President and Deputy General Counsel